UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 6, 2005

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Brannan Street

San Francisco, California 94107

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

     ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

SIGNATURES

Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

In connection with its preparation of the condensed consolidated financial statements for the quarter ended March 31, 2005, management of Advent Software, Inc. (the “Company”) has determined that the financial statements for the year ending December 31, 2002, 2003 and 2004 and for the first three quarters of fiscal 2003 and 2004 cannot be relied on. Specifically, its disclosure for stock-based employee compensation expense under SFAS 123, as amended by SFAS 148, included in Note 1 to its previously issued financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (“2004 10-K”) and in the Quarterly Reports on Form 10-Q for each of the quarterly periods referred to above, should not be relied upon because of errors in its disclosure of the pro forma effects on operating results as if the Company had elected to use the fair value approach to account for all stock-based compensation plans. This error had no impact on the Company’s consolidated balance sheets, statements of operations, cash flows, comprehensive income or stockholders’ equity for any period.

On May 6, 2005, management presented its findings and recommendation to the Audit Committee of the Board of Directors, which approved the recommendation to restate the stock-based employee compensation expense disclosures for fiscal 2002, 2003 and 2004 included in Note 1 to its previously issued financial statements contained in its 2004 10-K together with the associated disclosure for the first three quarters of fiscal 2003 and 2004. The decision to restate the disclosure was discussed with the Company’s independent registered public accounting firm and was made after discovery of errors relating to its disclosure, including the calculation of the effect of a stock option exchange program that took place on December 4, 2002, and the overall determination of the tax treatment of the pro forma option expense.

Management has determined that these errors were the result of a control deficiency with respect to the Company’s procedures in correctly calculating and reporting its stock-based employee compensation expense under SFAS 123, as amended by SFAS 148, and believes that this control deficiency constituted a material weakness as of December 31, 2004 and as of March 31, 2005. A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As a result of these corrections, management has recommended, and the Audit Committee has approved, the restatement of the stock-based employee compensation expense disclosures for fiscal 2002, 2003 and 2004 included in Note 1 to its previously issued financial statements contained in its 2004 10-K together with the associated disclosure for the first three quarters of fiscal 2003 and 2004. In addition, the Company will also incorporate these corrections to its disclosure for stock-based employee compensation expense in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Graham V. Smith
Graham V. Smith Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: May 11, 2005